Exhibit 99.2

                                 ConocoPhillips
                              Houston, Texas 77079

Preliminary
FINANCIAL HIGHLIGHTS


                                                                           Millions of Dollars
                                                                Three Months Ended         Nine Months Ended
                                                                    September 30            September 30
                                                            -------------------------   ---------------------
                                                                2004          2003**      2004        2003**
                                                            ------------   ----------   --------    ---------
REVENUES
   Sales and other operating revenues*                       $  34,337       26,105      95,652       78,366
   Equity in earnings of affiliates                                389          186         980          391
   Other income                                                     15          202         212          378
                                                             ---------     --------    --------      --------
                                                                34,741       26,493      96,844       79,135
                                                             ---------     --------    --------      -------
COSTS AND EXPENSES
   Purchased crude oil and products                             23,100       16,826      63,198       50,884
   Production and operating expenses                             1,811        1,725       5,323        5,225
   Selling, general and administrative expenses                    525          551       1,502        1,601
   Exploration expenses                                            205          132         511          390
   Depreciation, depletion and amortization                        938          858       2,768        2,574
   Property impairments                                             12           18          63          192
   Taxes other than income taxes*                                4,336        3,807      12,878       10,853
   Accretion on discounted liabilities                              49           39         126          107
   Interest and debt expense                                       101          190         405          647
   Foreign currency transaction (gains) losses                      (4)          34         (53)          14
   Minority interests                                                8            3          29           16
                                                             ---------     --------    --------      -------
                                                                31,081       24,183      86,750       72,503
                                                             ---------     --------    --------      -------
   Income from continuing operations before income
      taxes and subsidiary equity transactions                   3,660        2,310      10,094        6,632
   Gain on subsidiary equity transactions                         --           --          --             28
                                                             ---------     --------    --------      -------
   Income from continuing operations before income
     taxes                                                       3,660        2,310      10,094        6,660
   Provision for income taxes                                    1,649        1,061       4,467        3,052
                                                             ---------     --------    --------      -------
   INCOME FROM CONTINUING OPERATIONS                             2,011        1,249       5,627        3,608
   Income (loss) from discontinued operations                       (5)          57          70          201
                                                             ---------     --------    --------      -------
   INCOME BEFORE CUMULATIVE EFFECT OF CHANGES IN
     ACCOUNTING PRINCIPLES                                       2,006        1,306       5,697        3,809
   Cumulative effect of changes in accounting principles          --           --          --            (95)
                                                             ---------     --------    --------      -------
NET INCOME                                                   $   2,006        1,306       5,697        3,714
                                                             =========     ========    ========      =======
INCOME (LOSS) PER SHARE OF COMMON STOCK
   Basic
     Continuing operations                                   $    2.91         1.84        8.16         5.30
     Discontinued operations                                     (0.01)        0.08        0.11         0.30
     Before cumulative effect of changes in accounting
        principles                                                2.90         1.92        8.27         5.60
     Cumulative effect of changes in accounting principles        --           --          --          (0.14)
     Net income                                              $    2.90         1.92        8.27         5.46
   Diluted
     Continuing operations                                   $    2.87         1.82        8.06         5.28
     Discontinued operations                                     (0.01)        0.08        0.10         0.29
     Before cumulative effect of changes in accounting
        principles                                                2.86         1.90        8.16         5.57
     Cumulative effect of changes in accounting principles        --           --          --          (0.14)
     Net income                                              $    2.86         1.90        8.16         5.43

AVERAGE COMMON SHARES OUTSTANDING (IN THOUSANDS)
     Basic                                                     691,826      680,689     689,214      680,089
     Diluted                                                   701,716      686,263     698,519      684,248

  *Includes excise taxes on petroleum products sales:        $   4,079        3,580      12,073       10,115
**Restated for adoption of FIN 46 and reclassified to conform to current year presentation.

                                      1-1

                                 ConocoPhillips
                              Houston, Texas 77079


Preliminary
SELECTED FINANCIAL DATA


                                                         Millions of Dollars
                                               Three Months Ended   Nine Months Ended
                                                  September 30        September 30
                                             -------------------   -------------------
                                               2004       2003      2004       2003
                                             --------   --------   ------     --------
INCOME/(LOSS) FROM CONTINUING OPERATIONS
    E&P
      United States                          $   701        546      2,007      1,741
      International                              719        421      2,024      1,428
                                             -------      -----     ------     ------
         Total E&P                             1,420        967      4,031      3,169
                                             -------      -----     ------     ------
    Midstream                                     38         31        135         87
                                             -------      -----     ------     ------
    R&M
      United States                              505        416      1,642        939
      International                              203         69        348        256
                                             -------      -----     ------     ------
         Total R&M                               708        485      1,990      1,195
                                             -------      -----     ------     ------
   Chemicals                                      81          7        166         (4)
   Emerging Businesses                           (27)       (18)       (78)       (75)
   Corporate and other                          (209)      (223)      (617)      (764)
                                             -------      -----     ------     ------
   Consolidated                              $ 2,011      1,249      5,627      3,608
                                             =======      =====     ======     =======
CUMULATIVE EFFECT OF CHANGES IN
  ACCOUNTING PRINCIPLES
    E&P
      United States                          $  --         --         --          142
      International                             --         --         --         --
                                             -------      -----     ------     ------
         Total E&P                              --         --         --          142
                                             -------      -----     ------     ------
   Midstream                                    --         --         --         --
                                             -------      -----     ------     ------
   R&M
      United States                             --         --         --         (125)
      International                             --         --         --         --
                                             -------      -----     ------     ------
         Total R&M                              --         --         --         (125)
                                             -------      -----     ------     ------
   Chemicals                                    --         --         --         --
   Emerging Businesses                          --         --         --         --
   Corporate and other                          --         --         --         (112)
                                             -------      -----     ------     ------
   Consolidated                              $  --         --         --          (95)
                                             =======      =====     ======     ======
INCOME/(LOSS) FROM DISCONTINUED OPERATIONS
   Corporate and other                            (5)        57         70        201

SUMMARY OF NET INCOME/(LOSS)
   E&P
      United States                          $   701        546      2,007      1,883
      International                              719        421      2,024      1,428
                                             -------      -----     ------     ------
         Total E&P                             1,420        967      4,031      3,311
                                             -------      -----     ------     ------
   Midstream                                      38         31        135         87
                                             -------      -----     ------     ------
   R&M
      United States                              505        416      1,642        814
      International                              203         69        348        256
                                             -------      -----     ------     ------
         Total R&M                               708        485      1,990      1,070
                                             -------      -----     ------     ------
   Chemicals                                      81          7        166         (4)
   Emerging Businesses                           (27)       (18)       (78)       (75)
   Corporate and other                          (214)      (166)      (547)      (675)
                                             -------      -----     ------     ------
Net income                                   $ 2,006      1,306      5,697      3,714
                                             =======      =====     ======     ======


                                      1-2

                                 ConocoPhillips
                              Houston, Texas 77079


Preliminary
SELECTED FINANCIAL DATA


                                                  Three Months Ended    Nine Months Ended
                                                     September 30          September 30
                                                  ------------------   ------------------
                                                   2004       2003        2004      2003
INCOME FROM CONTINUING OPERATIONS
      Effective tax rate %                          45.1%      45.9        44.3      45.8

                                                             Millions of Dollars
FOREIGN CURRENCY GAINS/(LOSSES)
   AFTER-TAX
      E&P                                        $    (4)       (12)        15        (28)
      Midstream                                     --         --         --         --
      R&M                                             (5)        (7)         1          4
      Chemicals                                     --         --         --         --
      Emerging Businesses                             (1)        (1)      --           (1)
      Corporate and other                             15          2         21         21
                                                 -------    -------     ------     ------
                                                 $     5        (18)        37         (4)
                                                 =======    =======     ======     ======

CASH FLOWS FROM OPERATING ACTIVITIES
   Income from continuing operations             $ 2,011      1,249      5,627      3,608
   Depreciation, depletion and amortization          938        858      2,768      2,574
   Property impairments                               12         18         63        192
   Dry hole costs and leasehold impairment           150         75        342        169
   Accretion on discounted liabilities                49         39        126        107
   Deferred income taxes                             328         80        998        333
   Undistributed equity earnings                    (263)      (143)      (541)      (191)
   Net (gain) loss on asset dispositions               6       (142)       (82)      (226)
   Other                                             (30)       (88)       105       (126)
   Working capital changes                         1,267         51       (611)       703
                                                 -------    -------     ------     ------
   Net cash provided by continuing operations      4,468      1,997      8,795      7,143
   Net cash provided by (used in) discontinued
     operations                                      (55)        61        (33)       181
                                                 -------    -------     ------     ------
   Net cash provided by operating activities     $ 4,413      2,058      8,762      7,324
                                                 =======    =======     ======     ======
CAPITAL EXPENDITURES AND INVESTMENTS
   E&P
      United States                              $   332        353        946      1,060
      International                                  916        756      2,751      2,228
                                                 -------    -------     ------     ------
                                                   1,248      1,109      3,697      3,288
   Midstream                                           1          2          6          6
   R&M                                               277        302        770        750
   Chemicals                                        --         --         --         --
   Emerging Businesses                                19         60         74        224
   Corporate and other*                               49         47        112        117
                                                 -------    -------     ------     ------
                                                 $ 1,594      1,520      4,659      4,385
                                                 =======    =======     ======     ======

*Excludes discontinued operations

OTHER
                                                   At September 30, 2004               At December 31, 2003
   Total debt                                             $15,486                              17,780
   Common stockholders' equity                            $39,767                              34,366



                                      1-3

                                 ConocoPhillips
                              Houston, Texas 77079



Preliminary
OPERATING HIGHLIGHTS
                                   BY SEGMENT


                                                      Three Months Ended  Nine Months Ended
                                                          September 30       September 30
                                                      ------------------- -----------------
                                                         2004     2003    2004     2003
                                                             Thousands of Barrels Daily
E&P
   Crude oil produced
      United States
          Alaska                                           253     314     293     327
          Lower 48                                          50      51      51      56
                                                      --------   -----     ---    -----
                                                           303     365     344     383
      Norway                                               189     207     205     215
      United Kingdom                                        59      67      64      79
      Canada                                                24      29      25      31
      China                                                 25      25      28      25
      Indonesia                                             14      16      15      18
      Vietnam                                               35      11      32      14
      Timor Sea                                             29       3      17       3
      Other                                                 55      70      60      73
                                                      --------   -----     ---   -----
      Total consolidated                                   733     793     790     841
      Equity affiliates                                    111     120     109      97
                                                      --------   -----     ---   -----
         Total Worldwide                                   844     913     899     938
                                                      ========  ======     ===   =====
   Syncrude                                                 22      22      22      19
                                                      =======   ======     ===   =====
   Natural gas liquids produced
      United States
          Alaska*                                           19      19      23      22
          Lower 48                                          26      25      25      24
                                                      --------   -----     ---   -----
                                                            45      44      48      46
      Norway                                                 8       7       8       8
      Canada                                                10       9      11      10
      Other                                                 24       2      14       4
                                                      --------   -----     ---   -----
         Total Worldwide                                    87      62      81      68
                                                      ========   =====     ===   =====
*Includes reinjected volumes sold lease-to-lease.           10      13      14      14

                                                          Millions of Cubic Feet Daily
   Natural gas produced*
      United States
          Alaska                                           164     180     166     177
          Lower 48                                       1,220   1,271   1,226   1,306
                                                      --------   -----   -----   -----
                                                         1,384   1,451   1,392   1,483
      Norway                                               274     216     299     265
      United Kingdom                                       720     853     807     935
      Canada                                               425     448     430     436
      Timor Sea                                             35      61      35      61
      Indonesia                                            248     275     244     248
      Vietnam                                               15    --        16    --
      Other                                                 78      69      75      59
                                                      --------   -----   -----   -----
      Total consolidated                                 3,179   3,373   3,298   3,487
      Equity affiliates                                      4      11       5      11
                                                      --------   -----   -----   -----
         Total Worldwide                                 3,183   3,384   3,303   3,498
                                                      ========   =====   =====   ======
   *Represents quantities available for sale.
    Excludes gas equivalent of NGL shown above.

   Liquefied natural gas sales                             115     121     105     114




                                      1-4

                                 ConocoPhillips
                              Houston, Texas 77079



Preliminary
OPERATING HIGHLIGHTS

                                                                Three Months Ended                    Nine Months Ended
                                                                   September 30                          September 30
                                                             ------------------------                ---------------------
                                                               2004             2003                 2004             2003
                                                             -------           ------                ----             ----
E&P (continued)
                                                                                          Per Unit
   Average sales prices
      Crude oil (per barrel)
         United States
            Alaska                                           $ 40.48            28.31               36.41           28.99
            Lower 48                                           39.56            27.94               35.21           28.98
               Total U.S.                                      40.33            28.26               36.23           28.99
         International                                         40.47            28.05               35.64           28.22
         Total consolidated                                    40.41            28.15               35.90           28.57
         Equity affiliates                                     25.86            19.90               22.93           18.84
            Total Worldwide                                    38.77            27.00               34.34           27.55
      Natural gas-lease (per MCF)
         United States
            Alaska                                              2.22             1.33                2.38            1.71
            Lower 48                                            5.29             4.61                5.26            4.98
               Total U.S.                                       5.19             4.45                5.14            4.83
         International                                          3.98             3.42                3.97            3.63
         Total consolidated                                     4.48             3.84                4.44            4.11
         Equity affiliates                                      0.31             4.12                2.59            4.61
            Total Worldwide                                     4.48             3.84                4.44            4.12

Midstream
                                                                              Thousands of Barrels Daily

   Natural gas liquids extracted
      Consolidated
         United States                                            28               50                  35              51
         International                                            49               47                  43              44
      Equity affiliates
         United States*                                          111              111                 111             111
         International                                             6                7                   6               7
                                                             -------           ------                ----             ----
                                                                 194              215                 195             213
                                                             =======           ======                ====             ====
*Represents 30.3 percent interest in Duke Energy Field Services LLC (DEFS).

                                                                                         Per Barrel
U.S. product prices
Weighted average NGL**
    Consolidated                                             $ 31.03            20.94               27.71           22.51
    DEFS                                                       30.27            20.67               26.90           21.91

**Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural-gas-liquids component and location mix.


                                      1-5

                                 ConocoPhillips
                              Houston, Texas 77079






                                                             Three Months Ended                    Nine Months Ended
                                                                September 30                         September 30
                                                            ---------------------                ---------------------
                                                              2004             2003                2004             2003
                                                              ----             ----                ----             ----
                                                                             Thousands of Barrels Daily
R&M
  United States
    Crude oil capacity                                         2,160            2,168               2,165           2,168
    Crude oil runs                                             2,011            2,083               2,078           2,073
    Refinery production                                        2,198            2,322               2,248           2,311

  International*
    Crude oil capacity                                           428              442                 441             442
    Crude oil runs                                               425              417                 381             430
    Refinery production                                          439              413                 389             419

  U.S. Petroleum products outside sales
     Gasoline                                                  1,366            1,398               1,337           1,370
     Distillates                                                 544              580                 551             590
     Aviation fuels                                              200              197                 190             176
     Other products                                              553              497                 548             499
                                                             -------           ------              ------          ------
                                                               2,663            2,672               2,626           2,635
  International                                                  472              441                 470             439
                                                             -------           ------              ------          ------
                                                               3,135            3,113               3,096           3,074
                                                             =======           ======              ======          ======
                                                                                      Per Gallon
  U.S. Average sales prices**
     Automotive gasoline-wholesale                            $ 1.37             1.09                1.31            1.07
     Automotive gasoline-retail                                 1.51             1.42                1.48            1.38
     Distillates-wholesale                                      1.30             0.88                1.18            0.93


     *Includes ConocoPhillips' share of equity affiliates.
   **Excludes excise taxes.



                                       1-6